                                                                   EXHIBIT 10.45


               BORROWER INTELLECTUAL PROPERTY SECURITY AGREEMENT

          BORROWER INTELLECTUAL PROPERTY SECURITY AGREEMENT (the "Agreement"), dated as of November 6, 1997, made by CARSON PRODUCTS COMPANY, a Delaware corporation having an office at 64 Ross Road, Savannah, Georgia 31405 ("Pledgor"), in favor of CREDIT AGRICOLE INDOSUEZ, having an office at 1211 Avenue of the Americas, 7th Floor, New York, New York 10036, as pledgee, assignee and secured party, in its capacity as agent and collateral agent (in such capacities and together with any successors in such capacities, "Collateral Agent") for the lending institutions (the "Banks") from time to time party to the Credit Agreement (as hereinafter defined).

                               R E C I T A L S :
                               ----------------

          A. Pursuant to a certain credit agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement) by and among Carson, Inc., a Delaware corporation, Pledgor, the Banks and Credit Agricole Indosuez, as Agent and Collateral Agent for the Banks, the Banks have agreed (i) to make to or for the account of Pledgor certain Acquisition Term Loans up to an aggregate principal amount of $50,000,000 and certain Revolving Loans up to an aggregate principal amount of $25,000,000 and (ii) to issue certain Letters of Credit for the account of Pledgor.

          B. It is contemplated that Pledgor may enter into one or more agreements with one or more of the Banks ("Interest Rate Agreements") fixing the interest rates with respect to Loans under the Credit Agreement (all obligations of Pledgor now existing or hereafter arising under such Interest Rate Agreements, collectively, the "Interest Rate Obligations").

          C. Pledgor is the owner of the Pledged Collateral (as hereinafter defined).

          D. It is a condition to the obligations of the Banks to make the Loans under the Credit Agreement and a condition to any Bank issuing Letters of
Credit under the Credit   Agreement or entering into the Interest Rate
Agreements that

Pledgor execute and deliver the applicable Credit Documents, including this Agreement.

          E. This Agreement is given by Pledgor in favor of Collateral Agent for its benefit and the benefit of the Banks and Agent (collectively, the "Secured Parties") to secure the payment and performance of all of the Secured Obligations (as defined in Section 2).

                              A G R E E M E N T :
                              ------------------

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Collateral Agent hereby agree as follows:

          Section 1.  Pledge.  As collateral security for the payment and
                      ------
performance when due of all the Secured Obligations, Pledgor hereby pledges, assigns, transfers and grants to Collateral Agent for its benefit and the benefit of the Secured Parties, a continuing first priority security interest in and to all of the right, title and interest of Pledgor in, to and under the following property, whether now existing or hereafter acquired (collectively, the "Pledged Collateral"):

          (a) Patents issued or assigned to and all patent applications made by Pledgor, including, without limitation, the patents and patent applications listed on Schedule A hereto, along with any and all (i) inventions and
               ----------
     improvements described and claimed therein, (ii) reissues, divisions, continuations, extensions and continuations-in-part thereof, (iii) income, royalties, damages, claims and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, and (iv) rights to sue for past, present and future infringements thereof (collectively, the "Patents");

          (b) Trademarks (including service marks), federal and state trademark registrations and applications made by Pledgor, common law trademarks and trade names owned by or assigned to Pledgor and all registrations and applications for the foregoing, including, without limitation, the registrations and applications listed on Schedule B hereto, along with any
                                              ----------
     and all (i) renewals thereof, (ii) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past or future infringements thereof, and
     (iii) rights to sue for past, present and future infringements thereof (collectively, the "Trademarks");

          (c) Copyrights owned by or assigned to Pledgor, including, without limitation, the registrations and applications listed on Schedule C hereto,
                                                              ----------
     along with any and all (i) renewals and extensions thereof, (ii) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, and (iii) rights to sue for past, present and future infringements thereof (collectively, the "Copyrights");

          (d) License agreements and covenants not to sue with any other party with respect to any Patent, Trademark, or Copyright listed on Schedule D
                                                                   ----------
     hereto, along with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, royalties, damages, claims and payments now and hereafter due and/or payable to Pledgor with respect thereto, including, without limitation, damages and payments for past, present or future breaches thereof, (iii) rights to sue for past, present and future breaches thereof, and (iv) any other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights (collectively, the "Licenses");

          (e) the entire goodwill of Pledgor's business and other general intangibles, including, without limitation, know-how, trade secrets, customer lists, proprietary information, inventions, methods, procedures and formulae connected with the use of and symbolized by the Trademarks of Pledgor; and

          (f) all "proceeds" (as such term is defined in the UCC or under other relevant law) of any of the foregoing.

          Section 2.  Secured Obligations.  This Agreement secures, and the
                      -------------------
Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in
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                                      -4-

bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), of (i) all Obligations of Pledgor now existing or hereafter arising under the Credit Agreement and all Interest Rate Obligations of Pledgor now existing or hereafter arising under any Interest Rate Agreement (including, without limitation, Pledgor's obligation provided for therein to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement and the obligations contained in any Interest Rate Agreement and (ii) without duplication of the amounts described in clause (i), all Obligations of Pledgor now existing or hereafter arising under this Agreement or any other Security Document, including, without limitation, all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments that Pledgor is obligated to pay under this Agreement or in any other Security Document (the obligations described in clauses (i) and (ii), collectively, the "Secured Obligations").

          Section 3.  No Release.  Nothing set forth in this Agreement shall
                      ----------
relieve Pledgor from the performance of any term, covenant, condition or agreement on Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on Collateral Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on Pledgor's part to be so performed or observed or shall impose any liability on Collateral Agent or any Secured Party for any act or omission on the part of Pledgor relating thereto or for any breach of any representation or warranty on the part of Pledgor contained in this Agreement, any Interest Rate Agreement or any other Credit Document, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of Pledgor contained in this Section 3 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement, any Interest Rate Agreement and the other Credit Documents.

          Section 4.  Use and Pledge of Pledged Collateral.  Unless an Event of
                      ------------------------------------
Default shall have occurred and be continuing, Collateral Agent shall from time to time execute and deliver, upon written request of Pledgor and at Pledgor's sole cost and expense, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the reasonable judgment of Pledgor to enable Pledgor to continue to exploit, license, use, enjoy and protect the Pledged Collateral throughout the world. Pledgor and Collateral Agent acknowledge that this Agreement is intended to grant to Collateral Agent for the benefit of the Secured Parties a security interest in and Lien upon the Pledged Collateral and shall not constitute or create a present assignment of the Pledged Collateral.

          Section 5.  Supplements; Further Assurances.
                      -------------------------------

          (a) Pledgor agrees that at any time and from time to time, it will execute and, at its sole cost and expense, file and refile, or permit Collateral Agent to file and refile, such financing statements, continuation statements and other documents (including, without limitation, this Agreement), in such offices (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office) as Collateral Agent may reasonably deem necessary or appropriate, wherever required or permitted by law in order to perfect and preserve the rights and interests granted to Collateral Agent hereunder.

          (b) Pledgor hereby authorizes Collateral Agent, without relieving Pledgor of any obligations hereunder, to file financing statements, continuation statements, amendments thereto and other documents, relative to all or any part thereof, without the signature of Pledgor where permitted by law, and Pledgor agrees to do such further acts and things, and to execute and deliver to Collateral Agent such additional assignments, agreements, powers and instruments, as Collateral Agent may reasonably deem necessary or appropriate, wherever required or permitted by law in order to perfect and preserve the rights and interests granted to Collateral Agent hereunder or to carry into effect the purposes of this Agreement or better to assure and confirm unto Collateral Agent its respective rights, powers and remedies hereunder. All of the foregoing shall be at the sole cost and expense of Pledgor.

          Section 6.  Representations, Warranties and Covenants.  Pledgor hereby
                      -----------------------------------------
represents, warrants and covenants as follows:

          (a)  Necessary Filings.  Upon the filing of financing statements and
               -----------------
the acceptance thereof in the appropriate offices under the UCC and the filing of this Agreement and the acceptance thereof in the United States Patent and Trademark Office and the United States Copyright Office, the security interest granted to Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and to the Pledged Collateral constitutes and hereafter will constitute a valid and duly perfected first priority security interest in the Pledged Collateral superior and prior to the rights of all other Persons therein and subject to no other Liens.

          (b)  No Liens.  Pledgor is as of the date hereof, and as to Pledged
               --------
Collateral acquired by it from time to time after the date hereof, Pledgor will be, the sole and exclusive owner or, as applicable, licensee of the Pledged Collateral free from any Lien or other right, title or interest of any Person other than the Lien and security interest created by this Agreement and Liens of the type described in paragraph (a) of the definition of Permitted Encumbrances. Pledgor shall take all reasonable steps to defend the Pledged Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to Collateral Agent or any Secured Party.

          (c)  Other Financing Statements.  There is no financing statement (or
               --------------------------
similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral and, so long as the Secured Obligations remain unpaid or the Commitments of the Banks to make any Loan or to issue any Letter of Credit shall not have expired or been sooner terminated, Pledgor shall not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Pledged Collateral, except, in each case, financing statements filed or to be filed in respect of and covering the security interests granted by Pledgor pursuant to this Agreement.

          (d)  Authorization; Enforceability.  Pledgor has the requisite
               -----------------------------
corporate power, authority and legal right to pledge and grant a security interest in all the Pledged Collateral pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and except as such enforceability may be limited by the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (e)  No Consents, etc.  No consent of any party (including, without
               ----------------
limitation, stockholders or creditors of Pledgor) and no consent, authorization, approval, license, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for (x) the execution, delivery or performance of this Agreement by Pledgor, (y) the assignment of, and the grant of a Lien (including the priority thereof) on and security interest in, the Pledged Collateral by Pledgor in the manner and for the purpose contemplated by this Agreement or (z) the exercise by Collateral Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement (other than those consents, authorizations, approvals, licenses, actions, notices or filings which, if not obtained or made, would not have a material adverse effect upon the interests of Collateral Agent under this Agreement).

          (f)  No Claims.  Pledgor owns or has rights to use all the Pledged
               ---------
Collateral and all rights with respect to any of the foregoing used in, necessary for or material to Pledgor's business as currently conducted and as contemplated to be conducted pursuant to the Credit Documents. To the best of Pledgor's knowledge, the use by Pledgor of such Pledged Collateral and all such rights with respect to the foregoing does not infringe on the rights of any Person. To the best of Pledgor's knowledge, no claim has been made and remains outstanding that Pledgor's use of the Pledged Collateral does or may violate the rights of any third person.

          (g)  Pledged Collateral.  Schedules A, B, C and D hereto,
               ------------------   -----------------------
respectively, are true, accurate and complete lists as of the date hereof of all issued, registered or applied for Patents, Trademarks, Copyrights and Licenses owned by Pledgor.

          Section 7.  Covenants Concerning Pledged Collateral.
                      ---------------------------------------

          (a)  Protection of Collateral Agent's Security.  On a continuing
               -----------------------------------------
basis, Pledgor shall, at its sole cost and expense, make, execute, acknowledge and deliver, and file and record in the proper filing and recording offices, all such instruments or documents, including, without limitation, appropriate financing and continuation statements and collateral agreements, and take all such action as may reasonably be deemed necessary by Collateral Agent to carry out the intent and purposes of this Agreement, to assure and confirm to Collateral Agent the grant or perfection of a first priority security interest in the Pledged Collateral for the benefit of the Secured Parties, and to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor (i) will not enter into any agreement that would impair or conflict with Pledgor's obligations hereunder;
(ii) will, from time to time, upon Collateral Agent's reasonable request, cause its books and records to be marked with such legends or segregated in such manner as Collateral Agent may reasonably specify and take or cause to be taken such other action and adopt such procedures as Collateral Agent may reasonably specify to give notice to or to perfect the security interest in the Pledged Collateral intended to be conveyed hereby; (iii) will, promptly following its becoming aware thereof, notify Collateral Agent of (A) any adverse determination in any proceeding in the United States Patent and Trademark Office or the United States Copyright Office with respect to any Patent, Trademark or Copyright, or
(B) the institution of any proceeding or any adverse determination in any Federal, state or local court or administrative body regarding Pledgor's claim of ownership in or right to use any of the Pledged Collateral, its right to register the Pledged Collateral, or its right to keep and maintain such registration in full force and effect; (iv) will maintain and protect the Pledged Collateral necessary for the operation of Pledgor's business; (v) will not permit to lapse or become abandoned any Pledged Collateral necessary for the operation of Pledgor's business, and will not settle or compromise any pending or future litigation or administrative proceeding with respect to the Pledged Collateral necessary for the operation of Pledgor's business, in each case, without the consent of Collateral Agent (such consent not to be unreasonably withheld or delayed); (vi) upon Pledgor obtaining knowledge thereof, will promptly notify Collateral Agent in writing of any event which may reasonably be expected to adversely affect the value or utility of the Pledged Collateral or any portion thereof necessary for the operation of Pledgor's business, the ability of Pledgor or Collateral Agent to dispose of the Pledged Collateral or any portion thereof or the rights and remedies of Collateral Agent in relation thereto, including, without limitation, a levy or threat of levy or any legal process against the Pledged Collateral or any portion thereof; (vii) will not license the Pledged Collateral other than licenses entered into by Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially adversely affects the right to receive payments thereunder, in any manner that would materially impair the value of the Pledged Collateral or the Lien on the Pledged Collateral intended to be granted to Collateral Agent for the benefit of Secured Parties without the consent of Collateral Agent;
(viii) until Collateral Agent exercises its rights to make collection, will diligently keep adequate records respecting the Pledged Collateral; (ix) will furnish to Collateral Agent from time to time statements and amended schedules further identifying and describing the Pledged Collateral and such other materials evidencing or reports pertaining to the Pledged Collateral as Collateral Agent may from time to time reasonably request, all in reasonable detail; (x) will pay when due any and all material taxes, levies, maintenance fees, charges, assessments, license fees and similar taxes or impositions payable in respect of each item of Pledged Collateral; and (xi) will comply with all material laws, rules and regulations applicable to the Pledged Collateral the failure to comply with which would have a material adverse effect on the value or use of the Pledged Collateral or a material adverse effect on the Lien on the Pledged Collateral granted to the Collateral Agent hereunder.

          (b)  After-Acquired Property.  If Pledgor shall, at any time before
               -----------------------
the Secured Obligations have been paid or the Commitments of the Banks to make any Loan or to issue any Letter of Credit have expired or been sooner terminated
(i) obtain any rights to any additional Pledged Collateral or (ii) become entitled to the benefit of any additional Pledged Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Patent, or any improvement on any Patent, the provisions of this Agreement shall automatically apply thereto and any such item enumerated in clause (i) or (ii) with respect to Pledgor shall automatically constitute Pledged Collateral if such would have constituted Pledged Collateral at the time of execution of this Agreement, and be subject to the Lien created by this Agreement without further action by any party other than actions required to perfect such Lien. Pledgor shall promptly provide to Col-lateral Agent written notice of any of the foregoing. Pledgor agrees, promptly following a request by Collateral Agent, to confirm the attachment of the Lien created by this Agreement to any rights described in clauses (i) and (ii) above if such would have constituted Pledged Collateral at the time of execution of this Agreement by execution of an instrument in form reasonably acceptable to Collateral Agent.

          (c)  Modifications.  Pledgor agrees to modify this Agreement by
               -------------
amending Schedules A, B, C and D hereto to include any future Pledged Collateral
         -----------------------
of Pledgor, including, without limitation, any of the items listed in Section 7(b).

          (d)  Applications.  Pledgor shall file and prosecute diligently all
               ------------
applications for the Patents, the Trademarks or the Copyrights now or hereafter pending that would be necessary to the business of Pledgor to which any such applications pertain, and shall do all acts necessary to preserve and maintain all rights in the Pledged Collateral necessary for the operation of Pledgor's business. Any and all costs and expenses incurred in connection with any such actions shall be borne by Pledgor. Pledgor shall not abandon any right to file a Patent, Trademark or Copyright application, or any pending Patent, Trademark or Copyright application or any Patent, Trademark or Copyright necessary for the operation of Pledgor's business without the consent of Collateral Agent (such consent not to be unreasonably withheld or delayed).

          Section 8.  Transfers and Other Liens.  Pledgor shall not (i) sell,
                      -------------------------
convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral other than licenses entered into by Pledgor in, or incidental to, the ordinary course of business or with any Affiliate of Pledgor or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, other than the Lien granted to Collateral Agent pursuant to this Agreement and Liens of the type described in paragraph (a) of the definition of Permitted Encumbrances.

          Section 9.  Reasonable Care.  Collateral Agent shall be deemed to have
                      ---------------
exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which Collateral Agent, in its individual capacity, accords its own property, it being understood that neither Collateral Agent nor any of the Secured Parties shall have responsibility for taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

          Section 10.  Remedies Upon Default.
                       ---------------------

          (a)  Remedies; Disposition of Collateral.  If any Event of Default
               -----------------------------------
shall have occurred and be continuing, and the Secured Obligations have been declared due and payable in accordance with the Credit Agreement, then and in every such case, Collateral Agent may:

            (i) to the full extent permitted by law, and without advertisement, hearing or process of law of any kind, (A) exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of any and all consensual rights and powers with respect to the Pledged Collateral and (B) sell or assign or grant a license to use, or cause to be sold or assigned or a license granted to use any or all of the Pledged Collateral (in the case of Trademarks, along with the goodwill associated therewith) or any part thereof, in each case, free of all rights and claims of Pledgor therein and thereto. In that connection, Collateral Agent shall have the right to cause any or all of the Pledged Collateral to be transferred of record into the name of Collateral Agent or its nominee and the right to impose (1) such limitations and restrictions on the sale or assignment of the Pledged Collateral as Collateral Agent may deem to be necessary or appropriate to comply with any law, rule or regulation (federal, state or local) having applicability to the sale or assignment, and (2) any necessary or appropriate requirements for any required governmental approvals or consents;

            (ii) exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC to the extent permitted by applicable law and whether or not the UCC is applicable thereto. Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, ten days' notice to Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall constitute commercially reasonable notification of such matters. No notification need be given to Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition;

            (iii) may be the purchaser (as may be any other Secured Party or any of their respective Affiliates) of any or all of the Pledged Collateral at any public or private sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of such item of Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives, to the fullest extent permitted by applicable law, any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

          (b)  Waiver of Notice and Claims.
               ---------------------------

            (i) Pledgor hereby waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by Collateral Agent of any of its rights and remedies hereunder. Collateral Agent shall not be liable to any Person for any incorrect or improper payment made pursuant to this
     Section 10 in the absence of gross negligence or willful misconduct.

            (ii) Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with Collateral Agent's taking possession or Collateral Agent's disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which Pledgor would otherwise have under law, and Pledgor hereby further waives to the extent permitted by applicable law: (A) all damages occasioned by such taking of possession; (B) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of Collateral Agent's rights hereunder; and (C) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under Pledgor.

          Section 11.  Application of Proceeds.  The proceeds received by
                       -----------------------
Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Collateral Agent of its remedies as a secured creditor as provided in Section 10 hereof shall be applied, together with any other sums then held by Collateral Agent pursuant to this Agreement, promptly by Collateral Agent as follows:

          First, to the payment of all costs and expenses, fees, commissions and
          -----
     taxes of such sale, collection or other realization, including, without limitation, reasonable out-of-pocket costs and expenses of Collateral Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith;

          Second, to the payment of all other costs and expenses of such sale,
          ------
     collection or other realization, including, without limitation, reasonable out-of-pocket costs and expenses of the Banks and their agents and counsel and all costs, liabilities and advances made or incurred by the Banks in connection therewith;

          Third, to the payment in full in cash of Secured Obligations
          -----
     consisting of interest and all amounts other than principal under the Credit Agreement at any time and from time to time owing by Pledgor under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, in the manner and priority set forth in the Credit Agreement, together with interest on each such amount in the manner and to the extent set forth in the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

          Fourth, to the pro rata payment in full in cash of Secured Obligations
          ------         ---------
     consisting of (i) principal at any time and from time to time owing by Pledgor under or in connection with the Credit Agreement, ratably according to the unpaid amounts thereof, in the manner and priority set forth in the Credit Agreement and (ii) the amount of Pledgor's obligations then due and payable under any Interest Rate Agreement, including any early termination payments then due (exclusive of expenses or similar liabilities to any Bank under the applicable Interest Rate Agreement(s)), together with interest on each such amount in the manner and to the extent set forth in the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full; and

          Fifth, the balance, if any, to the Person lawfully entitled thereto
          -----
     (including Pledgor or its successors or assigns).

          Section 12.  Expenses.  Pledgor will upon demand pay to Collateral
                       --------
Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and the reasonable fees and expenses of any experts and agents, which Collateral Agent may incur in connection with (i) the collection of the Secured Obligations, (ii) the enforcement and administration of this Agreement, (iii) the custody or preservation of, or the sale of, collection from, or other re-alization upon, any of the Pledged Collateral, (iv) the exercise or enforcement of any of the rights of Collateral Agent or any Secured Party hereunder or (v) the failure by Pledgor to perform or observe any of the provisions hereof. All amounts payable by Pledgor under this Section 12 shall be due within ten Business Days after demand and shall be part of the Secured Obligations. Pledgor's obligations under this Section 12 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations hereunder.

          Section 13.  No Waiver; Cumulative Remedies.
                       ------------------------------

          (a) No failure on the part of Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

          (b) In the event Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Collateral Agent, then and in every such case, Pledgor, Collateral Agent and each Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of Collateral Agent and the Secured Parties shall continue as if no such proceeding had been instituted.

          Section 14.  Collateral Agent.  Collateral Agent has been appointed as
                       ----------------
collateral agent pursuant to the Credit Agreement. The actions of Collateral Agent hereunder are subject to the provisions of the Credit Agreement. Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement and the Credit Agreement. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement.

Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

          Section 15.  Collateral Agent May Perform; Collateral Agent Appointed
                       --------------------------------------------------------
Attorney-in-Fact.  If Pledgor shall fail to do any act or thing that it has
----------------
covenanted to do hereunder or any warranty on the part of Pledgor contained herein shall be breached, Collateral Agent or any Secured Party may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may, following five Business Days' written notice to Pledgor of its intention to do so, expend funds for such purpose. Any and all amounts so expended by Collateral Agent or such Secured Party shall be paid by Pledgor within ten Business Days after demand therefor, with interest at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment. Pledgor's obligations under this Section 15 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement, the Credit Agreement, any Interest Rate Agreement and the other Credit Documents. Pledgor hereby appoints Collateral Agent its attorney-in-fact with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor, or otherwise, from time to time in Collateral Agent's reasonable discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the other Credit Documents which Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

          Section 16.  Litigation.
                       ----------

          (a) Unless there shall occur an Event of Default, Pledgor shall have the right to commence and prosecute in its own name, as real party in interest, for its own benefit and at its sole cost and expense, such applications for protection of the Pledged Collateral, suits, proceedings or other actions for infringement, counterfeiting, unfair competition, dilution or other damage as are in its reasonable business judgment necessary to protect the Pledged Collateral. Pledgor shall promptly notify Collateral Agent in writing as to the commencement and prosecution of any such actions, or threat thereof relating to the Pledged Collateral and shall provide to Collateral Agent such information with respect thereto as may be reasonably requested by Collateral Agent.
Pledgor shall indemnify and hold harmless each Secured Party for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, expenses or disbursements (including reasonable attorneys' fees and expenses) of any kind whatsoever which may be imposed on, incurred by or asserted against such Secured Party in connection with or in any way arising out of such suits, proceedings or other actions.

          (b) Upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Pledged Collateral and/or bring suit in the name of Pledgor, Collateral Agent or the Secured Parties to enforce the Pledged Collateral and any license thereunder; in the event of such suit, Pledgor shall, at the request of Collateral Agent, do any and all lawful acts and execute any and all documents requested by Collateral Agent in aid of such enforcement and Pledgor shall promptly, upon demand, reimburse and indemnify Collateral Agent, as the case may be, for all costs and expenses (including reasonable fees and expenses of counsel) incurred by Collateral Agent in the exercise of its rights under this Section 16. In the event that Collateral Agent shall elect not to bring suit to enforce the Pledged Collateral, Pledgor agrees, at the request of Collateral Agent, to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, counterfeiting or other diminution in value of any of the Pledged Collateral by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any person so infringing necessary to prevent such infringement unless Pledgor has determined that the Pledged Collateral that is the subject of any pending or contemplated infringement or enforcement action or proceeding does not contain or represent any value or utility (other than of an immaterial nature), consistent with prudent business practice.

          Section 17.  Modification in Writing.  No amendment, modification,
                       -----------------------
supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by Pledgor therefrom, shall be effective unless the same shall be done in accordance with the terms of the Credit Agreement and unless in writing and signed by Collateral Agent. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by Pledgor from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Credit Document, no notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          Section 18.  Termination; Release.  When all the Secured Obligations
                       --------------------
have been paid in full and the Commitments of the Banks to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, Collateral Agent shall, upon the request and at the sole cost and expense of Pledgor, forthwith assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by Collateral Agent, such of the Pledged Collateral to be released (in the case of a release) as shall not have been sold or otherwise applied pursuant to the terms hereof, and with respect to any other Pledged Collateral, proper instruments (including UCC termination statements on Form UCC-3 and documents suitable for recordation in the United States Patent and Trademark Office, the United States Copyright Office or similar domestic or foreign authority) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

          Section 19.  Notices.  Unless otherwise provided herein or in the
                       -------
Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Credit Agreement, as to either party, addressed to it at the address set forth in the Credit Agreement or at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 19; provided that
                                                            --------
notices to Collateral Agent shall not be effective until received by Collateral Agent.

          Section 20.  Continuing Security Interest; Assignment.  This Agreement
                       ----------------------------------------
shall create a continuing security interest in the Pledged Collateral and shall
(i) be binding upon Pledgor, its successors and assigns and (ii) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Bank may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank, herein or otherwise, subject however, to the provisions of the Credit Agreement and any applicable Interest Rate Agreement.

          Section 21.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          Section 22.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.
                       ----------------------------------------------

          (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE

JURISDICTION OF THE AFORESAID COURTS. PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO PLEDGOR AT ITS ADDRESS FOR NOTICES PURSUANT TO THE CREDIT AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. PLEDGOR HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM HAVING AN ADDRESS AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY BORROWER IRREVOCABLY AGREEING IN WRITING TO SERVE AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF COLLATERAL AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST PLEDGOR IN ANY OTHER JURISDICTION.

          (b) PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          Section 23.  Severability of Provisions.  Any provision of this
                       --------------------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 24.  Execution in Counterparts.  This Agreement and any
                       -------------------------
amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

          Section 25.  Headings.  The Section headings used in this Agreement
                       --------
are for convenience of reference only and shall not affect the construction of this Agreement.

          Section 26.  Obligations Absolute.  All obligations of Pledgor
                       --------------------
hereunder shall be absolute and unconditional irrespective of:

            (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of either Pledgor or any other Credit Party;

            (ii) any lack of validity or enforceability of the Credit Agreement, any Interest Rate Agreement, any Letter of Credit or any other Credit Document, or any other agreement or instrument relating thereto;

            (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Interest Rate Agreement, any Letter of Credit or any other Credit Document, or any other agreement or instrument relating thereto;

            (iv) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

            (v) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement any Interest Rate Agreement, or any other Credit Document except as specifically set forth in a waiver granted pursuant to the provisions of
     Section 18 hereof; or

            (vi) any other circumstance or happening whatsoever that is similar to any of the foregoing.

          Section 27.  Collateral Agent's Right to Sever Indebtedness.
                       ----------------------------------------------

          (a) Pledgor acknowledges that (i) the Pledged Collateral does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations are also secured by other types of property of Pledgor and its Affiliates in other jurisdictions (all such property, collectively, the "Collateral"), (ii) the number of such jurisdictions and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate credit agreement, and (iii) Pledgor intends that Collateral Agent have the same rights with respect to the Pledged Collateral, in any judicial proceeding relating to the exercise of any right or remedy hereunder or otherwise, that Collateral Agent would have had if each item of Collateral had been pledged or encumbered pursuant to a separate credit agreement and security instrument. In furtherance of such intent, Pledgor agrees to the greatest extent permitted by law that Collateral Agent may at any time by notice (an "Allocation Notice") to Pledgor allocate a portion of the Secured Obligations (the "Allocated Indebtedness") to all or a specified portion of the Pledged Collateral and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to any of the Pledged Collateral, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate credit obligation of Pledgor unrelated to the other transactions contemplated by the Credit Agreement, any Interest Rate Agreement, any other Credit Document or any document related to any thereof. To the extent that the proceeds of any judicial proceeding relating to the exercise of any right or remedy hereunder of the Pledged Collateral shall exceed the Allocated Indebtedness, such proceeds shall belong to Pledgor and shall not be available hereunder to satisfy any Secured Obligations of Pledgor other than the Allocated Indebtedness. In any action or proceeding to exercise any right or remedy under this Agreement which is commenced after the giving by Collateral Agent of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and Pledgor may introduce, by way of defense or counterclaim, evidence thereof in any such action or proceeding. Notwithstanding any provision of this Section 27, the proceeds received by Collateral Agent pursuant to this Agreement shall be applied by Collateral Agent in accordance with the provisions of Section 11 hereof.

          (b) Pledgor hereby waives to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because Collateral Agent elected to proceed with the exercise of such initial right or remedy or because of any failure by Collateral Agent to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to Collateral Agent, Pledgor shall not (i) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against Pledgor of any remedy in the Credit Agreement, any Interest Rate Agreement or any other Credit Document or (ii) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the collateral referred to in such judgment.

          (c) In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 27, including, without limitation, any amendment to this Agreement, any substitute promissory note or affidavit or certificate of any kind, Collateral Agent may execute and deliver such instrument as the attorney-in-fact of Pledgor. Such power of attorney is coupled with an interest and is irrevocable.

          (d) Notwithstanding anything set forth herein to the contrary, the provisions of this Section 27 shall be effective only to the maximum extent permitted by law.

          Section 28.  Future Advances.  This Agreement shall secure the payment
                       ---------------
of any amounts advanced from time to time pursuant to the Credit Agreement.

          IN WITNESS WHEREOF, Pledgor and Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                              CARSON PRODUCTS COMPANY,

                              as Pledgor

                              By:___________________________
                                 Name:
                                 Title:

                              CREDIT AGRICOLE INDOSUEZ,

                              as Collateral Agent

                              By:___________________________
                                 Name:
                                 Title:

                              By:___________________________
                                 Name:
                                 Title:

                                   Schedule A
                                   ----------

1.   U.S. Patent Registrations:

2.   Pending Applications for U.S. Patents:

3. Pending Applications for U.S. Patents in which Pledgor has a partial legal interest:

                                   Schedule B
                                   ----------

1.  U.S. Trademark Registrations:

    Trademark        U.S. Registration No.       Registration Date
-----------------  --------------------------  ----------------------

                                   Schedule C
                                   ----------

U.S. Copyright Registrations:

                                   Schedule D
                                   ----------

Proprietary Rights for which Pledgor has a license from a third party: